Exhibit 23.2

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors
  Metris Companies Inc.:


 We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                      /s/ KPMG Peat Marwick
                             LLP

                                      KPMG Peat Marwick LLP


Minneapolis, Minnesota
December 17, 1997